SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 18, 2002

(Date of Earliest Event Reported)

HCA Inc.

(Exact name of Registrant as specified in its Charter)

Delaware

(State of Incorporation)

001-11239	75-2497104
(Commission File Number)	(I.R.S. Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

(615) 344-9551
(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Exhibit
SIGNATURE
Press Release

Item  5.     Other Events

      On December 18, 2002, HCA Inc. announced an understanding to resolve the remaining issues in the government investigation of the company.

Item  7.     Exhibit

Exhibit 99	Copy of press release dated December 18, 2002 relating to announcement of understanding to resolve the remaining issues in the government investigation.

SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA Inc.

/s/ JOHN M. FRANCK II

John M. Franck II
Vice President and
Corporate Secretary

DATED: December 19, 2002